EXHIBIT 4(a)


                                   CLEARWORKS
   NUMBER                                                         SHARES

COMMON STOCK                  ClearWorks.net, Inc.             CUSIP 185395 10 0
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

      THIS CERTIFIES THAT:



      IS OWNER OF:

     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.001 PAR VALUE EACH OF

                              ClearWorks.net, Inc.
transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and By-laws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:
                              ClearWorks.net, Inc.
                                    CORPORATE
                                      SEAL
                                      1998
                                    DELAWARE




                  Secretary                           President




                                                    COUNTERSIGNED AND REGISTERED
                                                  REGISTRAR AND TRANSFER COMPANY
                                        BY                        TRANSFER AGENT
                                                                   AND REGISTRAR

                                                            AUTHORIZED SIGNATURE

                              ClearWorks.net, Inc.

      THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM - as tenants in common    UNIF GIFT MIN ACT -_____ Custodian _____
                                                           (Cust)        (Minor)
      TEN ENT - as tenants by the entireties       under Uniform Gifts to Minors

      JT TEN - as joint tenants with right                Act __________________
                        of survivorship and not as                 (State)
                        tenants in common

                                  Additional abbreviations may also be used
      though not in the above list.

                        For value Received _____________ hereby sell, assign and transfer unto

      PLEASE _______ SOCIAL SECURITY OR OTHER
             IDENTIFYING NUMBER OF ASSIGNEE

      __________________________________________________________________________
          (PLEASE PRINT OR TYPE FIRM NAME AND ADDRESS, INCLUDING ZIP CODE OR
                                      ASSIGNEE)
      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      ____________________________________________________________________Shares


      of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint________________________________________
      Attorney to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

      DATED: ______________________

                       _________________________________________________________
                             NOTICE: SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND
                       WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE
                           IN EVERY PARTICULAR, WITHOUT ALTERATION OR AGREEMENT,
                                                       OR ANY CHANGE WHATSOEVER.


      THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM